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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported) - April 27, 2001


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                             TRIAD HOSPITALS, INC.
            (Exact name of registrant as specified in its charter)


        DELAWARE                         000-29816                  75-2816101
(State or other jurisdiction of     (Commission File Number)       (IRS Employer
     Incorporation)                                             Identification No.)

       13455 Noel Road, Suite 2000                                    75240
            Dallas, Texas                                           (Zip Code)
 (Address of principal executive offices)

                                (972) 789-2700
             (Registrant's telephone number, including area code)


                                ---------------


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Item 2.  Acquisition or Disposition of Assets.

         On April 27, 2001, Triad Hospitals, Inc. ("Triad") completed its merger with Quorum Health Group, Inc. ("Quorum"). The stockholders of each company voted to approve the transaction on April 26, 2001.

         Pursuant to the Agreement and Plan of Merger by and between Triad and Quorum, dated as of October 18, 2000 and amended as of April 13, 2001, Quorum merged with and into Triad, with Triad as the surviving corporation in the merger (the "Merger"). In connection with the Merger, holders of Quorum stock received $3.50 in cash and 0.4107 shares of Triad common stock for each outstanding share of Quorum stock. The Merger will be tax-free to Quorum shareholders with respect to the stock portion of the consideration.

         On April 27, 2001, Triad entered into an Amended and Restated Credit Agreement with the financial institutions from time to time party thereto, Merrill Lynch & Co., as syndication agent, Bank of America, N.A., as administrative agent, and Merrill Lynch & Co. and Banc of America Securities LLC, as co-lead arrangers and co-book-runners (the "Credit Agreement"). The Credit Agreement provides for a total financing commitment of $1.2 billion, comprised of a $250 million Term Loan A facility, a $150 million Asset Sale Term Loan, a $550 million Term Loan B facility and a $250 million revolving credit facility. Also on April 27, 2001, Triad issued $600 million in aggregate principal amount of 8 3/4% Senior Notes due 2009 (the "Notes") in a private offering. Triad financed the Merger and refinanced its existing bank credit facility and Quorum's existing indebtedness with the proceeds from the Credit Agreement and the Notes issuance.

Item 5.  Other Events.

         On May 4, 2001, Triad issued the press release attached as an exhibit to this Current Report on Form 8-K.

Item 7.  Financial Statements and Exhibits.

         (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                  (i) Consolidated Financial Statements of Quorum as of June 30, 2000 and 1999, and for each of the three years ended June 30, 2000, 1999 and 1998, are incorporated by reference herein.

                  (ii) Unaudited Consolidated Financial Statements of Quorum as of December 31, 2000, and for each of the three and six months ended December 31, 2000 and 1999, are incorporated by reference herein.

         (b)  PRO FORMA FINANCIAL INFORMATION.

                           Pro forma financial information related to Triad's acquisition of Quorum on April 27, 2001 is filed as
                           Exhibit 99.2 hereto and is incorporated by reference herein.


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         (c)  EXHIBITS.

                  2.1 Agreement and Plan of Merger by and between Triad and Quorum, dated as of October 18, 2000 (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Triad on October 20, 2000).

                  2.2 First Amendment to Agreement and Plan of Merger by and between Triad and Quorum, dated as of April 13, 2001 (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K filed by Triad on April 16,
                         2001).

                  23.1   Consent of Ernst & Young LLP.

                  99.1 Financial Statements of Quorum (incorporated by reference to Quorum's Annual Report on Form 10-K for the year ended June 30, 2000, as amended, and to its Quarterly Report on Form 10-Q for the quarter ended December 31, 2000).

                  99.2 Pro forma financial information related to Triad's acquisition of Quorum.

                  99.3   Press Release issued by Triad on May 4, 2001.


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

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Triad Hospitals, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          TRIAD HOSPITALS, INC.



                                          By: /s/ Donald P. Fay
                                              -----------------
                                              Donald P. Fay
                                              Executive Vice President,
                                                Secretary and General Counsel

Date: May 10, 2001


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                                 EXHIBIT INDEX

Exhibit No.           Description
----------            -----------
2.1                   Agreement and Plan of Merger by and between Triad and
                      Quorum, dated as of October 18, 2000 (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Triad on October 20, 2000).

2.2 First Amendment to Agreement and Plan of Merger by and between Triad and Quorum, dated as of April 13, 2001 (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K filed by Triad on April 16, 2001).

23.1                  Consent of Ernst & Young LLP.

99.1 Financial Statements of Quorum (incorporated by reference to Quorum's Annual Report on Form 10-K for the year ended June 30, 2000, as amended, and to its Quarterly Report on Form 10-Q for the quarter ended December 31, 2000).

99.2 Pro forma financial information related to Triad's acquisition of Quorum.

99.3                  Press Release issued by Triad on May 4, 2001.


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